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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-01835

                          Pioneer Series Trust XI
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  December 31


Date of reporting period:  January 1, 2014 through June 30, 2014


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.

                        Pioneer Core
                        Equity Fund

--------------------------------------------------------------------------------
                        Semiannual Report | June 30, 2014
--------------------------------------------------------------------------------

                        Ticker Symbols:

                        Class A     PIOTX
                        Class B     PBOTX
                        Class C     PCOTX
                        Class Y     PVFYX

                        [LOGO] PIONEER
                               Investments(R)
                 visit us: us.pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                          2

Portfolio Management Discussion                                                4

Portfolio Summary                                                              9

Prices and Distributions                                                      10

Performance Update                                                            11

Comparing Ongoing Fund Expenses                                               15

Schedule of Investments                                                       17

Financial Statements                                                          24

Notes to Financial Statements                                                 32

Trustees, Officers and Service Providers                                      43

                        Pioneer Core Equity Fund | Semiannual Report | 6/30/14 1

President's Letter

Dear Shareowner,

As we move past the midway point of 2014, U.S. economic growth is still expected to exceed 2% for the full calendar year, despite the fact that U.S. gross domestic product (GDP) for the first quarter was revised down to -2.9% in May. The markets, in fact, almost completely ignored that bad news, as more timely data -- especially labor market data -- pointed to continuing economic strength. By mid-year, the number of people filing initial unemployment claims and the number of job openings were at levels last seen during the boom years of 2005 through 2007, and unemployment was down to just over 6%. Barring an external shock, we think it's likely that the domestic economic expansion will continue. The Federal Reserve System (the Fed) is widely expected to end its stimulative QE (quantitative easing) program by the end of this year and to begin raising the Federal funds rate in 2015; two more signs that the U.S. economic recovery is on increasingly solid footing. The timing and pace of Fed's actions remain uncertain, however, as Fed Chair Janet Yellen has continually stressed that Fed policy will be sensitive to incoming economic data, and any signs of accelerating inflation could prompt an earlier increase in the Federal funds rate.

A modestly improving European economy and continuing economic improvement in Japan appear likely to result in improving global economic growth in the second half of 2014, further supporting the U.S. economy. Some slack remains in the labor markets and capacity utilization, which offers the potential for continuing non-inflationary growth.

While the U.S. economy appears robust and the global economy seems to be improving, there are still weaknesses and risks to the economic outlook. Risks of an adverse shock also remain. Military conflicts and political tensions are widespread, with particular concerns about recent developments in the Middle East that could prove disruptive to the global oil supply. While most of the widely recognized risks may already be "priced into" the market, we caution against complacency and believe investors should continue to expect market volatility.

2 Pioneer Core Equity Fund | Semiannual Report | 6/30/14

At Pioneer, we have long advocated the benefits of staying diversified and investing for the long term. And while diversification does not assure a profit or protect against loss in a declining market, we believe there are still opportunities for prudent investors to earn attractive returns. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs, keeping in mind that there is no single best strategy that works for every investor.

Pioneer's investment teams have, since 1928, sought out attractive opportunities in equity and bond markets, using in-depth research to identify undervalued individual securities, and using thoughtful risk management to construct portfolios which seek to balance potential risks and rewards in an ever-changing world.

We encourage you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at us.pioneerinvestments.com. We greatly appreciate your trust in us, and we thank you for investing with Pioneer.

Sincerely,

/s/ Daniel K. Kingsbury*

Daniel K. Kingsbury*
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

* Mr. Kingsbury resigned effective August 8, 2014.

                        Pioneer Core Equity Fund | Semiannual Report | 6/30/14 3

Portfolio Management Discussion | 6/30/14

Stocks prices moved higher during the first half of 2014 as investors focused on signs of economic strengthening, including job gains and improvement in the housing market. The upward push of stock prices came despite negative overall economic growth during the first three months of the year. In the following interview, Paul Cloonan and John Peckham discuss the market environment and the factors that influenced the performance of Pioneer Core Equity Fund during six-month period ended June 30, 2014. Mr. Cloonan, Senior Vice President and Co-Head of Equity Research, U.S., at Pioneer, and Mr. Peckham, CFA, Senior Vice President and Co-Head of Equity Research, U.S., at Pioneer, are responsible for the day-to-day management of the Fund.

Q   How did the Fund perform during the six-months ended June 30, 2014?

A Pioneer Core Equity Fund's Class A shares returned 5.60% at net asset value during the six-month period ended June 30, 2014, while the Fund's benchmark, the Standard and Poor's 500 Index (the S&P 500), returned 7.12%. During the same period, the average return of the 938 mutual funds in Lipper's Large Cap Core Funds category was 6.36%, and the average return of the 1,642 mutual funds in Morningstar's Large Blend Funds category was 6.39%.

Q How would you describe the investment environment for equities during the six-month period ended June 30, 2014?

A The first half of 2014 saw healthy, positive returns from the domestic equity market. Although U.S. gross domestic product (GDP) growth was revised down to -2.9% in the first quarter of the year and corporate earnings growth was unspectacular, investors tended to focus on signs of an enduring economic recovery, based on encouraging key indicators such as the improved employment picture and the improving housing industry. The decline of longer-term interest rates during the first half of 2014 also had the effect of making stocks look more attractive relative to low-yielding bonds and other asset classes. Although the preponderance of news about the domestic economy appeared positive to most investors, markets nevertheless were jittery about problems overseas, including tensions between Russia and the Ukraine, turbulence in the Middle East, and the slowing of economic growth trends in China.

    Among the major sectors in the Fund's benchmark, the S&P 500, energy and utilities were the top performers, while consumer discretionary stocks lagged. In energy, services and exploration-and-production companies

4 Pioneer Core Equity Fund | Semiannual Report | 6/30/14 performed well, boosted by the expectation of continued high oil prices and unusually cold winter weather, which supported natural gas prices. Utilities stocks benefited from declining long-term interest rates, with competitive power suppliers in particular doing well, as they also were aided by the cold winter weather and higher natural gas prices. High dividend-stocks in general performed exceptionally well during the period, at least partly because income-oriented investors saw them as an alternative to low-yielding bonds. As for the consumer discretionary sector, it had been one of the S&P 500's best performers throughout the 2013 calendar year, but generated disappointingly flat performance during the six-month period ended June 30, 2014. Retailers were hard hit by disappointing sales results during the 2013 holiday season as well as a continuing challenging environment in a time of slower economic growth.

Q What types of investments or investment strategies tended to have the greatest effects on the Fund's performance during the six-month period ended June 30, 2014, either from a positive or negative standpoint?

A The Fund underperformed the S&P 500 during the six-month period, a period during which stocks with higher dividend* yields tended to generate superior performance. The Fund's lower exposure to those types of stocks was a significant detractor from benchmark-relative performance. For example, the Fund's portfolio held no Real Estate Investment Trusts (REITs) during the period. REITs typically offer above-average yields, and the lack of exposure to REITs detracted from relative returns. A portfolio underweight in utilities, another group noted for paying high dividends, also detracted from benchmark-relative performance. In our investment discipline for the Fund, dividend yield is not the primary influence on stock selection. Rather, we take a more holistic approach, focusing on a stock's potential total cash return to investors, including stock buybacks and dividend yields as well as price appreciation potential. Over the six-month period, however, high current dividend yields tended to be the primary factor driving stock performance.

    With regard to individual holdings, Fund positions in Citigroup and Bank of America were two notable underperformers in the financials sector. Citigroup's stock price declined after the company failed to pass a required Federal regulatory "stress" test. Passing the stress test was necessary for Citigroup to be able to increase its dividend to shareholders. Bank of America, meanwhile, reported that it had made an error in reporting its capital ratio, forcing the company to postpone plans to return capital to investors through both stock buybacks and dividend increases. We have, however, retained the Fund's positions in both banking companies. We

* Dividends are not guaranteed.

                        Pioneer Core Equity Fund | Semiannual Report | 6/30/14 5 think Bank of America's problems already are reflected in its low stock price, and we think Citigroup offers good potential value, particularly from its international consumer banking operations.

    The weakest-performing portfolio holding in the information technology sector was internet company Yahoo!, which had been among the Fund's strongest performance contributors during 2013. Yahoo's stock was hurt both by uncertainty over how much value the company will derive from its investment in Alibaba, the Chinese internet company planning an initial public stock offering, and by how successful it will be in managing a turnaround in its core business. Another information technology investment that underperformed during the period was storage company EMC. The company was affected by sluggish growth in corporate investments in storage hardware, and by new threats from storage software products offered by competitors. However, we think EMC, as a leader in both hardware and software, is well positioned for the next cycle of storage investment, and the stock remains inexpensive.

    Being underweight in energy, a strong-performing sector during the period, also hurt the Fund's relative returns. Within the sector, the portfolio's position in Cabot Oil & Gas performed poorly as insufficient pipeline capacity limited the company's ability to distribute its natural gas production. A holding in refiner Marathon Oil, meanwhile, underperformed when the company's refining profit margins were disappointing.

    On the positive side of things, the Fund's investments in the consumer staples and materials sectors tended to fare much better during the period. Within the consumer staples sector, a position in Keurig Green Mountain, a provider of coffee products and coffee-dispensing machines, made a major positive contribution to the Fund's returns. The stock received a boost when Coca-Cola announced it was taking a major equity stake in the company, and investors grew optimistic about the planned introduction of new dispensing products designed to provide single servings of cold beverages, such as soft drinks and energy drinks.

    In materials, the primary performance contributor was a position in chemical company LyondellBasell Industries, which benefited from the low cost of natural gas used in the production of commodity chemicals.

    The Fund's performance during the period also received support from investments in health care, notably Actavis, a specialty and generic pharmaceutical company. Actavis benefited from several acquisitions that proved accretive to earnings.

6 Pioneer Core Equity Fund | Semiannual Report | 6/30/14

Q Did you make any notable changes in the Fund's portfolio during the six-month period ended June 30, 2014?

A We initiated several new Fund positions during the six-month period, while also liquidating several other investments.

    In the energy sector, we sold the Fund's positions in ConocoPhillips, Marathon Oil and Apache, while investing in Cabot Oil & Gas, Kodiak Oil & Gas, Pioneer Natural Resources and Southwestern Energy.

    In financials, we sold the Fund's position in KeyCorp because of concerns about the bank's expense management. We also sold positions in investment bank Goldman Sachs and insurers Aflac, ACE and Hartford Financial Services, and mortgage-servicer Walter Investment Management. We initiated positions in Voya Financial (formerly ING U.S.), Zions Bancorp, and Lazard, a leading provider of advisory services to corporate clients.

    In other sectors, we established positions in social media networking company Facebook (information technology), pharmaceutical firm Merck (health care), and American Airlines Group (industrials), while selling positions in retailer Dick's Sporting Goods (consumer discretionary), AstraZeneca (health care), and global household products company Colgate-Palmolive (consumer staples).

Q   What is your investment outlook?

A Looking ahead, we think economic growth in the United States should remain stable in 2014 and perhaps improve over last year's expansion pace, when spending constraints (notably, the "sequester") and tax increases at the Federal level acted as drags on growth. We anticipate that the financial backdrop should remain benign, as there do not appear to be any major inflationary pressures that could cause the Federal Reserve (Fed) to tighten monetary policy significantly. Nevertheless, the continued tapering of the Fed's monthly purchases of government bonds (quantitative easing) could add volatility to the financial markets.

    Overseas, risks to the outlook appear in the form of slowing economic growth in China, the prospect of continued tensions between Russia and the Ukraine in Europe, and the persistence and potential escalation of conflicts in the Middle East.

                        Pioneer Core Equity Fund | Semiannual Report | 6/30/14 7

    Overall, we are optimistic about the prospects for U.S. stocks for the remainder of 2014. We think equity values remain reasonable, particularly in comparison with other asset classes, while corporate balance sheets remain solid and cash flows are strong. These factors have the potential to contribute to increased merger-and-acquisition activity, stock repurchases and dividend increases--all of which should support the performance of the equity market.

    Having said this, our investment discipline places the greatest emphasis on individual stock selection, which historically has been the primary driver of Fund performance, rather than macroeconomic analysis. We emphasize bottom-up, fundamental analysis in our stock-selection process. We believe this investment approach can continue to deliver reasonable investment results throughout the business cycle, in a variety of market conditions.

Please refer to the Schedule of Investments on pages 17-23 for a full listing of Fund securities.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These opinions should not be relied upon for any other purposes.

8 Pioneer Core Equity Fund | Semiannual Report | 6/30/14

Portfolio Summary | 6/30/14

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks                             95.3%
International Common Stocks                     4.7%

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Information Technology                         18.6%
Financials                                     16.1%
Health Care                                    14.2%
Consumer Discretionary                         11.4%
Industrials                                    10.7%
Energy                                         10.6%
Consumer Staples                                9.9%
Materials                                       3.6%
Utilities                                       2.6%
Telecommunication Services                      2.3%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)*

 1. Apple, Inc.                                                            4.10%
--------------------------------------------------------------------------------
 2. Microsoft Corp.                                                        3.03
--------------------------------------------------------------------------------
 3. Johnson & Johnson, Inc.                                                2.61
--------------------------------------------------------------------------------
 4. Verizon Communications, Inc.                                           2.37
--------------------------------------------------------------------------------
 5. The PNC Financial Services Group, Inc.                                 2.28
--------------------------------------------------------------------------------
 6. Citigroup, Inc.                                                        2.12
--------------------------------------------------------------------------------
 7. Southwestern Energy Co.                                                2.08
--------------------------------------------------------------------------------
 8. Honeywell International, Inc.                                          1.98
--------------------------------------------------------------------------------
 9. Halliburton Co.                                                        1.97
--------------------------------------------------------------------------------
10. Pfizer, Inc.                                                           1.80
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

                        Pioneer Core Equity Fund | Semiannual Report | 6/30/14 9

Prices and Distributions | 6/30/14

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Class                         6/30/14                        12/31/13*
--------------------------------------------------------------------------------
           A                           $16.58                          $15.70
--------------------------------------------------------------------------------
           B                           $15.03                          $14.32
--------------------------------------------------------------------------------
           C                           $14.92                          $14.19
--------------------------------------------------------------------------------
           Y                           $16.75                          $15.85
--------------------------------------------------------------------------------

Distributions per Share: 1/1/14 - 6/30/14
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      Net Investment         Short-Term          Long-Term
         Class            Income            Capital Gains       Capital Gains
--------------------------------------------------------------------------------
           A              $   --                 $   --            $    --
--------------------------------------------------------------------------------
           B              $   --                 $   --            $    --
--------------------------------------------------------------------------------
           C              $   --                 $   --            $    --
--------------------------------------------------------------------------------
           Y              $   --                 $   --            $    --
--------------------------------------------------------------------------------

* The Fund acquired the assets and liabilities of Pioneer Research Fund (the "predecessor fund") on June 7, 2013 (the ?reorganization?). As a result of the reorganization, the predecessor fund?s performance and financial history became the performance and financial history of the Fund. Historical per-share amounts prior to June 7, 2013 have been adjusted to reflect the conversion ratios used for the reorganization.

Index Definition
--------------------------------------------------------------------------------
The Standard & Poor's 500 Index is an unmanaged, commonly used measure of the broad U.S. stock market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 11-14.

10 Pioneer Core Equity Fund | Semiannual Report | 6/30/14

Performance Update | 6/30/14                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Core Equity Fund at public offering price during the periods shown, compared to that of the Standard & Poor's 500 Index.

Average Annual Total Returns
(As of June 30, 2014)
--------------------------------------------------------------------------------
             Net        Public
             Asset      Offering    S&P
             Value      Price       500
Period       (NAV)      (POP)       Index
--------------------------------------------------------------------------------
10 Years      8.25%      7.61%       7.78%
5 Years      17.79      16.41       18.82
1 Year       23.78      16.66       24.58
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated May 1, 2014)
--------------------------------------------------------------------------------
             Gross
--------------------------------------------------------------------------------
             0.99%
--------------------------------------------------------------------------------

Value of $10,000 Investment

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                    Pioneer Core Equity Fund    Standard & Poor's 500 Index
6/30/2004           $     9,425                 $    10,000
6/30/2005           $    10,204                 $    10,632
6/30/2006           $    11,396                 $    11,549
6/30/2007           $    13,757                 $    13,925
6/30/2008           $    12,108                 $    12,099
6/30/2009           $     9,187                 $     8,929
6/30/2010           $    10,359                 $    10,218
6/30/2011           $    13,779                 $    13,352
6/30/2012           $    14,341                 $    14,077
6/30/2013           $    16,828                 $    16,975
6/30/2014           $    20,830                 $    21,148

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Fund acquired the assets and liabilities of Pioneer Research Fund ("the predecessor fund") on June 7, 2013. As a result of the reorganization, the predecessor fund's performance and financial history became the performance and financial history of the Fund. The performance of Class A shares of the Fund is the performance of Class A shares of the predecessor fund for periods prior to the reorganization, and has not been restated to reflect any differences in expenses.

                       Pioneer Core Equity Fund | Semiannual Report | 6/30/14 11

Performance Update | 6/30/14                                      Class B Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class B shares of Pioneer Core Equity Fund during the periods shown, compared to that of the Standard & Poor's 500 Index.

Average Annual Total Returns
(As of June 30, 2014)
--------------------------------------------------------------------------------
                                  S&P
             If       If          500
Period       Held     Redeemed    Index
--------------------------------------------------------------------------------
10 Years      7.26%    7.26%       7.78%
5 Years      16.64    16.64       18.82
1 Year       22.29    18.29       24.58
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated May 1, 2014)
--------------------------------------------------------------------------------
             Gross    Net
--------------------------------------------------------------------------------
             2.51%    2.15%
--------------------------------------------------------------------------------

Value of $10,000 Investment

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                    Pioneer Core Equity Fund    Standard & Poor's 500 Index
6/30/2004           $    10,000                 $    10,000
6/30/2005           $    10,733                 $    10,632
6/30/2006           $    11,876                 $    11,549
6/30/2007           $    14,214                 $    13,925
6/30/2008           $    12,404                 $    12,099
6/30/2009           $     9,332                 $     8,929
6/30/2010           $    10,420                 $    10,218
6/30/2011           $    13,733                 $    13,352
6/30/2012           $    14,156                 $    14,077
6/30/2013           $    16,477                 $    16,975
6/30/2014           $    20,150                 $    21,148

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). The maximum CDSC for Class B shares is 4% and declines over five years. For more complete information, please see the prospectus.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through May 1, 2015, for Class B shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Fund acquired the assets and liabilities of Pioneer Research Fund ("the predecessor fund") on June 7, 2013. As a result of the reorganization, the predecessor fund's performance and financial history became the performance and financial history of the Fund. The performance of Class B shares of the Fund is the performance of Class B shares of the predecessor fund for periods prior to the reorganization, and has not been restated to reflect any differences in expenses.

12 Pioneer Core Equity Fund | Semiannual Report | 6/30/14

Performance Update | 6/30/14                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Core Equity Fund for the periods shown, compared to that of the Standard & Poor's 500 Index.

Average Annual Total Returns
(As of June 30, 2014)
--------------------------------------------------------------------------------
                                    S&P
             If       If            500
Period       Held     Redeemed      Index
--------------------------------------------------------------------------------
10 Years      7.31%    7.31%         7.78%
5 Years      16.69    16.69         18.82
1 Year       22.70    22.70         24.58
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated May 1, 2014)
--------------------------------------------------------------------------------
             Gross
--------------------------------------------------------------------------------
             1.92%
--------------------------------------------------------------------------------

Value of $10,000 Investment

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                    Pioneer Core Equity Fund    Standard & Poor's 500 Index
6/30/2004           $    10,000                 $    10,000
6/30/2005           $    10,744                 $    10,632
6/30/2006           $    11,881                 $    11,549
6/30/2007           $    14,240                 $    13,925
6/30/2008           $    12,445                 $    12,099
6/30/2009           $     9,354                 $     8,929
6/30/2010           $    10,451                 $    10,218
6/30/2011           $    13,765                 $    13,352
6/30/2012           $    14,201                 $    14,077
6/30/2013           $    16,497                 $    16,975
6/30/2014           $    20,242                 $    21,148

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Fund acquired the assets and liabilities of Pioneer Research Fund ("the predecessor fund") on June 7, 2013. As a result of the reorganization, the predecessor fund's performance and financial history became the performance and financial history of the Fund. The performance of Class C shares of the Fund is the performance of Class C shares of the predecessor fund for periods prior to the reorganization, and has not been restated to reflect any differences in expenses.

                       Pioneer Core Equity Fund | Semiannual Report | 6/30/14 13

Performance Update | 6/30/14                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Core Equity Fund during the periods shown, compared to that of the Standard & Poor's 500 Index.

Average Annual Total Returns
(As of June 30, 2014)
--------------------------------------------------------------------------------
                                     S&P
             If       If             500
Period       Held     Redeemed       Index
--------------------------------------------------------------------------------
10 Years      8.55%    8.55%          7.78%
5 Years      18.07    18.07          18.82
1 Year       24.18    24.18          24.58
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated May 1, 2014)
--------------------------------------------------------------------------------
             Gross
--------------------------------------------------------------------------------
             0.75%
--------------------------------------------------------------------------------

Value of $5 Million Investment

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                    Pioneer Core Equity Fund    Standard & Poor's 500 Index
6/30/2004           $    5,000,000              $    5,000,000
6/30/2005           $    5,422,728              $    5,315,912
6/30/2006           $    6,056,544              $    5,774,378
6/30/2007           $    7,350,239              $    6,962,377
6/30/2008           $    6,496,278              $    6,049,395
6/30/2009           $    4,950,800              $    4,464,650
6/30/2010           $    5,595,425              $    5,108,839
6/30/2011           $    7,458,446              $    6,676,218
6/30/2012           $    7,777,964              $    7,038,601
6/30/2013           $    9,150,034              $    8,487,403
6/30/2014           $   11,362,251              $   10,573,856

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The Fund acquired the assets and liabilities of Pioneer Research Fund ("the predecessor fund") on June 7, 2013. As a result of the reorganization, the predecessor fund's performance and financial history became the performance and financial history of the Fund. The performance of Class Y shares of the Fund is the performance of Class Y shares of the predecessor fund for periods prior to the reorganization, and has not been restated to reflect any differences in expenses.

Performance shown for periods prior to the inception of Class Y shares of the predecessor fund on August 11, 2004, reflects the NAV performance of the predecessor fund's Class A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Y shares, the performance for Class Y shares of the predecessor fund prior to their inception on August 11, 2004, would have been higher than that shown. Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

14 Pioneer Core Equity Fund | Semiannual Report | 6/30/14

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1) Divide your account value by $1,000
    Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Core Equity Fund

Based on actual returns from January 1, 2014 through June 30, 2014.

-----------------------------------------------------------------------------------------------------
Share Class                         A                   B                   C                   Y
-----------------------------------------------------------------------------------------------------
Beginning Account Value         $1,000.00           $1,000.00           $1,000.00           $1,000.00
on 1/1/14
-----------------------------------------------------------------------------------------------------
Ending Account Value            $1,056.00           $1,049.60           $1,051.40           $1,056.80
(after expenses)
on 6/30/14
-----------------------------------------------------------------------------------------------------
Expenses Paid                   $    4.79           $   10.93           $    9.16           $    3.16
During Period*
-----------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 0.94%, 2.15%, 1.80%, and 0.62% for Class A, Class B, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                       Pioneer Core Equity Fund | Semiannual Report | 6/30/14 15

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Core Equity Fund

Based on a hypothetical 5% per year return before expenses, reflecting the period from January 1, 2014 through June 30, 2014.

--------------------------------------------------------------------------------------------------------
Share Class                          A                    B                   C                    Y
--------------------------------------------------------------------------------------------------------
Beginning Account Value          $1,000.00            $1,000.00           $1,000.00            $1,000.00
on 1/1/14
--------------------------------------------------------------------------------------------------------
Ending Account Value             $1,020.13            $1,014.13           $1,015.87            $1,021.72
(after expenses)
on 6/30/14
--------------------------------------------------------------------------------------------------------
Expenses Paid                    $    4.71            $   10.74           $    9.00            $    3.11
During Period*
--------------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 0.94%, 2.15%, 1.80%, and 0.62% for Class A, Class B, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

16 Pioneer Core Equity Fund | Semiannual Report | 6/30/14

Schedule of Investments | 6/30/14 (unaudited)

----------------------------------------------------------------------------------
Shares                                                              Value
----------------------------------------------------------------------------------
             COMMON STOCKS -- 99.1%
             ENERGY -- 10.6%
             Oil & Gas Equipment & Services -- 2.0%
   458,314   Halliburton Co.                                        $   32,544,877
----------------------------------------------------------------------------------
             Integrated Oil & Gas -- 1.0%
   160,812   Occidental Petroleum Corp.                             $   16,504,136
----------------------------------------------------------------------------------
             Oil & Gas Exploration & Production -- 6.8%
   377,731   Cabot Oil & Gas Corp.                                  $   12,895,736
   253,563   EOG Resources, Inc.                                        29,631,372
 1,286,176   Kodiak Oil & Gas Corp.*                                    18,713,861
    79,711   Pioneer Natural Resources Co.                              18,318,385
   756,608   Southwestern Energy Co.*                                   34,418,098
                                                                    --------------
                                                                    $  113,977,452
----------------------------------------------------------------------------------
             Oil & Gas Refining & Marketing -- 0.8%
   174,724   Marathon Petroleum Corp.*                              $   13,640,703
                                                                    --------------
             Total Energy                                           $  176,667,168
----------------------------------------------------------------------------------
             MATERIALS -- 3.6%
             Commodity Chemicals -- 1.6%
   268,387   LyondellBasell Industries NV                           $   26,207,991
----------------------------------------------------------------------------------
             Fertilizers & Agricultural Chemicals -- 1.1%
   142,352   Monsanto Co.                                           $   17,756,988
----------------------------------------------------------------------------------
             Specialty Chemicals -- 0.9%
   142,788   Ecolab, Inc.                                           $   15,898,016
                                                                    --------------
             Total Materials                                        $   59,862,995
----------------------------------------------------------------------------------
             CAPITAL GOODS -- 8.1%
             Aerospace & Defense -- 3.0%
   352,554   Honeywell International, Inc.                          $   32,769,894
   152,613   United Technologies Corp.                                  17,619,171
                                                                    --------------
                                                                    $   50,389,065
----------------------------------------------------------------------------------
             Electrical Components & Equipment -- 1.7%
   379,745   Eaton Corp. Plc                                        $   29,308,719
----------------------------------------------------------------------------------
             Construction & Farm Machinery & Heavy Trucks -- 0.7%
    72,123   Cummins, Inc.                                          $   11,127,858
----------------------------------------------------------------------------------
             Industrial Machinery -- 2.7%
   405,533   Ingersoll-Rand Plc                                     $   25,349,868
   150,943   Parker Hannifin Corp.                                      18,978,063
                                                                    --------------
                                                                    $   44,327,931
                                                                    --------------
             Total Capital Goods                                    $  135,153,573
----------------------------------------------------------------------------------
             TRANSPORTATION -- 2.6%
             Airlines -- 1.4%
   522,720   American Airlines Group, Inc.                          $   22,456,051
----------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                       Pioneer Core Equity Fund | Semiannual Report | 6/30/14 17

----------------------------------------------------------------------------------
Shares                                                              Value
----------------------------------------------------------------------------------
             Railroads -- 1.2%
   203,373   Union Pacific Corp.                                    $   20,286,457
                                                                    --------------
             Total Transportation                                   $   42,742,508
----------------------------------------------------------------------------------
             CONSUMER DURABLES & APPAREL -- 1.3%
             Apparel, Accessories & Luxury Goods -- 1.3%
   185,066   PVH Corp.                                              $   21,578,696
                                                                    --------------
             Total Consumer Durables & Apparel                      $   21,578,696
----------------------------------------------------------------------------------
             CONSUMER SERVICES -- 1.9%
             Hotels, Resorts & Cruise Lines -- 0.9%
   250,573   Marriott International, Inc.                           $   16,061,729
----------------------------------------------------------------------------------
             Restaurants -- 1.0%
   209,767   Starbucks Corp.                                        $   16,231,770
                                                                    --------------
             Total Consumer Services                                $   32,293,499
----------------------------------------------------------------------------------
             MEDIA -- 3.9%
             Broadcasting -- 1.3%
   340,340   CBS Corp. (Class B)                                    $   21,148,728
----------------------------------------------------------------------------------
             Cable & Satellite -- 1.0%
   311,046   Comcast Corp.                                          $   16,696,949
----------------------------------------------------------------------------------
             Movies & Entertainment -- 1.6%
   313,790   The Walt Disney Co.                                    $   26,904,355
                                                                    --------------
             Total Media                                            $   64,750,032
----------------------------------------------------------------------------------
             RETAILING -- 4.2%
             Internet Retail -- 1.1%
    55,909   Amazon.com, Inc.*                                      $   18,158,125
----------------------------------------------------------------------------------
             Department Stores -- 0.8%
   224,820   Macy's, Inc.                                           $   13,044,056
----------------------------------------------------------------------------------
             Apparel Retail -- 1.0%
   259,202   Ross Stores, Inc.                                      $   17,141,028
----------------------------------------------------------------------------------
             Home Improvement Retail -- 1.3%
   450,853   Lowe's Companies, Inc.                                 $   21,636,435
                                                                    --------------
             Total Retailing                                        $   69,979,644
----------------------------------------------------------------------------------
             FOOD & STAPLES RETAILING -- 1.4%
             Drug Retail -- 1.4%
   303,533   CVS Caremark Corp.                                     $   22,877,282
                                                                    --------------
             Total Food & Staples Retailing                         $   22,877,282
----------------------------------------------------------------------------------
             FOOD, BEVERAGE & TOBACCO -- 6.9%
             Brewers -- 1.1%
   245,916   Molson Coors Brewing Co. (Class B)                     $   18,237,131
----------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer Core Equity Fund | Semiannual Report | 6/30/14

----------------------------------------------------------------------------------
Shares                                                              Value
----------------------------------------------------------------------------------
             Soft Drinks -- 1.3%
   240,018   PepsiCo., Inc.                                         $   21,443,208
----------------------------------------------------------------------------------
             Packaged Foods & Meats -- 3.4%
   407,329   Campbell Soup Co.                                      $   18,659,741
    75,705   Keurig Green Mountain, Inc.                                 9,433,600
   407,543   Mondelez International, Inc.                               15,327,692
   145,144   The Hershey Co.                                            14,132,671
                                                                    --------------
                                                                    $   57,553,704
----------------------------------------------------------------------------------
             Tobacco -- 1.1%
   292,850   Lorillard, Inc.                                        $   17,855,064
                                                                    --------------
             Total Food, Beverage & Tobacco                         $  115,089,107
----------------------------------------------------------------------------------
             HOUSEHOLD & PERSONAL PRODUCTS -- 1.6%
             Personal Products -- 1.6%
   182,219   Nu Skin Enterprises, Inc.                              $   13,476,917
   183,033   The Estee Lauder Companies, Inc.                           13,592,031
                                                                    --------------
                                                                    $   27,068,948
                                                                    --------------
             Total Household & Personal Products                    $   27,068,948
----------------------------------------------------------------------------------
             HEALTH CARE EQUIPMENT & SERVICES -- 4.8%
             Health Care Equipment -- 0.9%
   158,922   Covidien Plc                                           $   14,331,586
----------------------------------------------------------------------------------
             Health Care Distributors -- 0.7%
   167,191   Cardinal Health, Inc.                                  $   11,462,615
----------------------------------------------------------------------------------
             Health Care Services -- 1.6%
   135,625   DaVita HealthCare Partners, Inc.*                      $    9,808,400
   235,016   Express Scripts Holding Co.*                               16,293,659
                                                                    --------------
                                                                    $   26,102,059
----------------------------------------------------------------------------------
             Managed Health Care -- 1.6%
   172,273   Aetna, Inc.                                            $   13,967,895
   104,952   Humana, Inc.                                               13,404,469
                                                                    --------------
                                                                    $   27,372,364
                                                                    --------------
             Total Health Care Equipment & Services                 $   79,268,624
----------------------------------------------------------------------------------
             PHARMACEUTICALS, BIOTECHNOLOGY & LIFE
             SCIENCES -- 9.3%
             Biotechnology -- 3.5%
   203,300   Celgene Corp.*                                         $   17,459,404
   329,109   Gilead Sciences, Inc.*                                     27,286,427
   143,936   Vertex Pharmaceuticals, Inc.*                              13,627,860
                                                                    --------------
                                                                    $   58,373,691
----------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                       Pioneer Core Equity Fund | Semiannual Report | 6/30/14 19

----------------------------------------------------------------------------------
Shares                                                              Value
----------------------------------------------------------------------------------
             Pharmaceuticals -- 5.8%
   411,792   Johnson & Johnson, Inc.                                $   43,081,679
   421,353   Merck & Co., Inc.                                          24,375,271
   999,722   Pfizer, Inc.                                               29,671,749
                                                                    --------------
                                                                    $   97,128,699
                                                                    --------------
             Total Pharmaceuticals, Biotechnology & Life Sciences   $  155,502,390
----------------------------------------------------------------------------------
             BANKS -- 4.9%
             Regional Banks -- 4.9%
   477,126   BB&T Corp.                                             $   18,813,078
 1,721,775   Regions Financial Corp.                                    18,285,250
   422,819   The PNC Financial Services Group, Inc.                     37,652,032
   256,500   Zions Bancorporation                                        7,559,055
                                                                    --------------
                                                                    $   82,309,415
                                                                    --------------
             Total Banks                                            $   82,309,415
----------------------------------------------------------------------------------
             DIVERSIFIED FINANCIALS -- 10.1%
             Other Diversified Financial Services -- 4.5%
 1,672,325   Bank of America Corp.                                  $   25,703,635
   742,797   Citigroup, Inc.                                            34,985,739
   410,412   Voya Financial, Inc.                                       14,914,372
                                                                    --------------
                                                                    $   75,603,746
----------------------------------------------------------------------------------
             Specialized Finance -- 1.1%
   475,573   The NASDAQ OMX Group, Inc.                             $   18,366,629
----------------------------------------------------------------------------------
             Consumer Finance -- 0.9%
   236,813   Discover Financial Services, Inc.                      $   14,677,670
----------------------------------------------------------------------------------
             Asset Management & Custody Banks -- 1.3%
    59,751   Affiliated Managers Group, Inc.*                       $   12,272,855
   296,295   The Carlyle Group LP                                       10,062,178
                                                                    --------------
                                                                    $   22,335,033
----------------------------------------------------------------------------------
             Investment Banking & Brokerage -- 2.3%
   223,435   Lazard, Ltd.                                           $   11,520,309
   813,781   Morgan Stanley Co.                                         26,309,540
                                                                    --------------
                                                                    $   37,829,849
                                                                    --------------
             Total Diversified Financials                           $  168,812,927
----------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer Core Equity Fund | Semiannual Report | 6/30/14

----------------------------------------------------------------------------------
Shares                                                              Value
----------------------------------------------------------------------------------
             INSURANCE -- 0.9%
             Property & Casualty Insurance -- 0.9%
   265,776   The Allstate Corp.                                     $   15,606,367
                                                                    --------------
             Total Insurance                                        $   15,606,367
----------------------------------------------------------------------------------
             SOFTWARE & SERVICES -- 9.8%
             Internet Software & Services -- 5.5%
   344,997   eBay, Inc.*                                            $   17,270,550
   162,572   Facebook, Inc.*                                            10,939,470
    33,197   Google, Inc.                                               19,097,570
    45,493   Google, Inc.*                                              26,598,392
   500,829   Yahoo!, Inc.*                                              17,594,123
                                                                    --------------
                                                                    $   91,500,105
----------------------------------------------------------------------------------
             Data Processing & Outsourced Services -- 1.3%
   105,246   Visa, Inc.                                             $   22,176,385
----------------------------------------------------------------------------------
             Systems Software -- 3.0%
 1,199,458   Microsoft Corp.                                        $   50,017,399
                                                                    --------------
             Total Software & Services                              $  163,693,889
----------------------------------------------------------------------------------
             TECHNOLOGY HARDWARE & EQUIPMENT -- 7.3%
             Communications Equipment -- 1.8%
   265,100   F5 Networks, Inc.*                                     $   29,542,744
----------------------------------------------------------------------------------
             Computer Hardware -- 4.0%
   729,588   Apple, Inc.                                            $   67,800,616
----------------------------------------------------------------------------------
             Computer Storage & Peripherals -- 1.5%
   930,733   EMC Corp.                                              $   24,515,507
                                                                    --------------
             Total Technology Hardware & Equipment                  $  121,858,867
----------------------------------------------------------------------------------
             SEMICONDUCTORS & SEMICONDUCTOR
             EQUIPMENT -- 1.3%
             Semiconductors -- 1.3%
   178,178   Analog Devices, Inc.                                   $    9,634,084
   265,869   Xilinx, Inc.                                               12,578,262
                                                                    --------------
                                                                    $   22,212,346
                                                                    --------------
             Total Semiconductors & Semiconductor Equipment         $   22,212,346
----------------------------------------------------------------------------------
             TELECOMMUNICATION SERVICES -- 2.4%
             Integrated Telecommunication Services -- 2.4%
   799,226   Verizon Communications, Inc.                           $   39,106,128
                                                                    --------------
             Total Telecommunication Services                       $   39,106,128
----------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                       Pioneer Core Equity Fund | Semiannual Report | 6/30/14 21

----------------------------------------------------------------------------------
Shares                                                              Value
----------------------------------------------------------------------------------
             UTILITIES -- 2.2%
             Electric Utilities -- 2.2%
   338,380   American Electric Power Co., Inc.                      $   18,871,453
   171,312   NextEra Energy, Inc.*                                      17,556,054
                                                                    --------------
                                                                    $   36,427,507
                                                                    --------------
             Total Utilities                                        $   36,427,507
----------------------------------------------------------------------------------
             TOTAL COMMON STOCKS
             (Cost $1,355,271,683)                                  $1,652,861,912
----------------------------------------------------------------------------------
             TOTAL INVESTMENT IN SECURITIES -- 99.1%
             (Cost $1,355,271,683) (a)                              $1,652,861,912
----------------------------------------------------------------------------------
             OTHER ASSETS & LIABILITIES -- 0.9%                     $   15,257,327
----------------------------------------------------------------------------------
             TOTAL NET ASSETS -- 100.0%                             $1,668,119,239
==================================================================================

*          Non-income producing security.

(A.D.R.)   American Depositary Receipts.

(a) At June 30, 2014, the net unrealized appreciation on investments based on cost for federal income tax purposes of $1,358,813,962 was as follows:

              Aggregate gross unrealized appreciation for all investments in which
                 there is an excess of value over tax cost                              $ 304,405,731
              Aggregate gross unrealized depreciation for all investments in which
                 there is an excess of tax cost over value                                (10,357,781)
                                                                                        -------------
              Net unrealized appreciation                                               $ 294,047,950
                                                                                        =============

Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2014 aggregated $485,114,904 and $562,805,070, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

     Level 1 -- quoted prices in active markets for identical securities.

     Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

     Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services or broker-dealers) as Level 3. See Notes to Financial Statements -- Note 1A.

The accompanying notes are an integral part of these financial statements.

22 Pioneer Core Equity Fund | Semiannual Report | 6/30/14

The following is a summary of the inputs used as of June 30, 2014, in valuing the Fund's investments:

--------------------------------------------------------------------------------
                          Level 1           Level 2    Level 3   Total
--------------------------------------------------------------------------------
Common Stocks             $1,652,861,912    $ --       $ --      $1,652,861,912
--------------------------------------------------------------------------------
    Total                 $1,652,861,912    $ --       $ --      $1,652,861,912
================================================================================

During the six months ended June 30, 2014, there were no transfers between Levels 1, 2 and 3.

The accompanying notes are an integral part of these financial statements.

                       Pioneer Core Equity Fund | Semiannual Report | 6/30/14 23

Statement of Assets and Liabilities | 6/30/14

ASSETS:
  Investment in securities (cost $1,355,271,683)                             $ 1,652,861,912
  Cash                                                                            13,009,476
  Receivables --
     Investment securities sold                                                   36,428,468
     Fund shares sold                                                                323,075
     Dividends                                                                       749,135
  Due from Pioneer Investment Management, Inc.                                         1,619
  Prepaid expenses                                                                    34,351
---------------------------------------------------------------------------------------------
        Total assets                                                         $ 1,703,408,036
=============================================================================================
LIABILITIES:
  Payables --
     Investment securities purchased                                         $    32,181,337
     Fund shares repurchased                                                       2,530,277
     Dividends                                                                        67,756
  Due to affiliates                                                                  370,991
  Accrued expenses                                                                   138,436
---------------------------------------------------------------------------------------------
        Total liabilities                                                    $    35,288,797
=============================================================================================
NET ASSETS:
  Paid-in capital                                                            $ 1,666,368,901
  Undistributed net investment income                                             11,975,968
  Accumulated net realized loss on investments                                  (307,815,859)
  Net unrealized appreciation on investments                                     297,590,229
---------------------------------------------------------------------------------------------
        Total net assets                                                     $ 1,668,119,239
=============================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (Based on $1,603,496,325/96,732,087 shares)                        $         16.58
  Class B (Based on $2,509,209/166,986 shares)                               $         15.03
  Class C (Based on $11,301,318/757,503 shares)                              $         14.92
  Class Y (Based on $50,812,387/3,033,301 shares)                            $         16.75
MAXIMUM OFFERING PRICE:
  Class A ($16.58/94.25%)                                                    $         17.59
=============================================================================================

The accompanying notes are an integral part of these financial statements.

24 Pioneer Core Equity Fund | Semiannual Report | 6/30/14

Statement of Operations (unaudited)

For the Six Months Ended 6/30/14

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $5,544)               $19,341,067
  Interest                                                                  843
------------------------------------------------------------------------------------------------
        Total investment income                                                     $19,341,910
------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                   $ 4,054,932
  Transfer agent fees
     Class A                                                            587,318
     Class B                                                              9,663
     Class C                                                              8,358
     Class Y                                                                685
  Distribution fees
     Class A                                                          1,941,203
     Class B                                                             13,320
     Class C                                                             55,443
  Shareholder communications expense                                    502,047
  Administrative reimbursements                                         258,052
  Custodian fees                                                         10,788
  Registration fees                                                      32,748
  Professional fees                                                      85,399
  Printing expense                                                        6,119
  Fees and expenses of nonaffiliated Trustees                            26,553
  Miscellaneous                                                          11,197
------------------------------------------------------------------------------------------------
     Total expenses                                                                 $ 7,603,825
     Less fees waived and expenses reimbursed by
        Pioneer Investment Management, Inc.                                              (5,311)
------------------------------------------------------------------------------------------------
     Net expenses                                                                   $ 7,598,514
------------------------------------------------------------------------------------------------
        Net investment income                                                       $11,743,396
------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS
  Net realized gain (loss) on:
     Investments                                                    $79,055,239
     Other assets and liabilities denominated in
        foreign currencies                                                   (3)    $79,055,236
------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments                                                    $(2,281,708)
     Other assets and liabilities denominated in
        foreign currencies                                                  (16)    $(2,281,724)
------------------------------------------------------------------------------------------------
  Net gain on investments and foreign currency transactions                         $76,773,512
------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                              $88,516,908
================================================================================================

The accompanying notes are an integral part of these financial statements.

                       Pioneer Core Equity Fund | Semiannual Report | 6/30/14 25

Statements of Changes in Net Assets

-----------------------------------------------------------------------------------------------
                                                            Six Months
                                                            Ended
                                                            6/30/14             Year Ended
                                                            (unaudited)         12/31/13
-----------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                       $      11,743,396   $    6,309,230
Net realized gain on investments, class action and
   foreign currency transactions                                   79,055,236      251,084,688
Change in net unrealized appreciation (depreciation) on
   investments and foreign currency transactions                   (2,281,724)     (42,801,664)
-----------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets resulting
          from operations                                   $      88,516,908   $  214,592,254
-----------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class A ($0.00 and $0.09* per share, respectively)    $              --   $   (5,422,071)
      Class C ($0.00 and $0.00* per share, respectively)                   --               --
      Class Y ($0.00 and $0.14* per share, respectively)                   --         (462,355)
-----------------------------------------------------------------------------------------------
          Total distributions to shareowners                $              --   $   (5,884,426)
-----------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale or exchange of shares                $      17,900,793   $   40,425,981
Shares issued in reorganization                                            --    1,456,910,518
Reinvestment of distributions                                              --        5,188,297
Cost of shares repurchased                                        (97,515,884)    (114,662,950)
-----------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets resulting from
          Fund share transactions                           $     (79,615,091)  $1,387,861,846
-----------------------------------------------------------------------------------------------
      Net increase in net assets                            $       8,901,817   $1,596,569,674
NET ASSETS:
Beginning of period                                         $   1,659,217,422   $   62,647,748
-----------------------------------------------------------------------------------------------
End of period                                               $   1,668,119,239   $1,659,217,422
===============================================================================================
Undistributed net investment income                         $      11,975,968   $      232,572
===============================================================================================

* Historical per share amounts prior to June 7, 2013 have been adjusted to reflect the conversion ratios used for the reorganization of the fund with Pioneer Research Fund.

The accompanying notes are an integral part of these financial statements.

26 Pioneer Core Equity Fund | Semiannual Report | 6/30/14

------------------------------------------------------------------------------------------
                                '14 Shares   '14 Amount
                                (unaudited)  (unaudited)     '13 Shares    '13 Amount
------------------------------------------------------------------------------------------
Class A*
Shares sold                        800,260   $  12,695,701     1,531,805   $   21,575,373
Shares issued in
   reorganization                       --              --   104,128,727    1,440,920,816
Reinvestment of distributions           --              --       324,881        5,078,946
Less shares repurchased         (5,016,316)    (79,455,281)   (7,019,110)    (101,470,474)
------------------------------------------------------------------------------------------
      Net increase (decrease)   (4,216,056)  $ (66,759,580)   98,966,303   $1,366,104,661
==========================================================================================
Class B*
Shares sold or exchanged             3,256   $      45,705        11,081   $      136,434
Shares issued in
   reorganization                       --              --       179,044        2,266,334
Less shares repurchased            (45,723)       (653,755)      (86,727)      (1,090,017)
------------------------------------------------------------------------------------------
      Net increase (decrease)      (42,467)  $    (608,050)      103,398   $    1,312,751
==========================================================================================
Class C*
Shares sold                         83,688   $   1,189,509       181,450   $    2,280,382
Shares issued in
   reorganization                       --              --       388,889        4,870,847
Reinvestment of distributions           --              --            --              206
Less shares repurchased           (109,017)     (1,561,416)     (125,491)      (1,610,723)
------------------------------------------------------------------------------------------
      Net increase (decrease)      (25,329)  $    (371,907)      444,848   $    5,540,712
==========================================================================================
Class Y*
Shares sold                        248,352   $   3,969,878     1,095,403   $   16,433,792
Shares issued in
   reorganization                       --              --       634,124        8,852,521
Reinvestment of distributions           --              --         7,172          109,145
Less shares repurchased           (989,792)    (15,845,432)     (745,827)     (10,491,736)
------------------------------------------------------------------------------------------
      Net increase (decrease)     (741,440)  $ (11,875,554)      990,872   $   14,903,722
==========================================================================================

* Historical per share amounts prior to June 7, 2013 have been adjusted to reflect the conversion ratios used for the reorganization of the fund with Pioneer Research Fund.

The accompanying notes are an integral part of these financial statements.

                       Pioneer Core Equity Fund | Semiannual Report | 6/30/14 27

Financial Highlights

------------------------------------------------------------------------------------------------------------------------------------
                                                          Six Months
                                                          Ended          Year        Year        Year        Year        Year
                                                          6/30/14        Ended       Ended       Ended       Ended       Ended
                                                          (unaudited)    12/31/13(a) 12/31/12(a) 12/31/11(a) 12/31/10(a) 12/31/09(a)
------------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                      $     15.70    $    12.06  $ 10.61     $ 10.57     $  9.19     $  7.20
------------------------------------------------------------------------------------------------------------------------------------
Increase from investment operations:
   Net investment income                                  $      0.12    $     0.10  $  0.08     $  0.06     $  0.06     $  0.07
   Net realized and unrealized gain on investments               0.76          3.63     1.45        0.05        1.38        2.02
------------------------------------------------------------------------------------------------------------------------------------
Net increase from investment operations                   $      0.88    $     3.73  $  1.53     $  0.11     $  1.44     $  2.09
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                  $        --    $    (0.09) $ (0.08)    $ (0.07)    $ (0.06)    $ (0.10)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net asset value                           $      0.88    $     3.64  $  1.45     $  0.04     $  1.38     $  1.99
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                            $     16.58    $    15.70  $ 12.06     $ 10.61     $ 10.57     $  9.19
====================================================================================================================================
Total return*                                                    5.60%        31.02%   14.51%       0.97%      15.58%      29.11%
Ratio of net expenses to average net assets                      0.94%**       0.99%    1.25%       1.25%       1.25%       1.25%
Ratio of net investment income to average net assets             1.44%**       0.70%    0.76%       0.59%       0.56%       0.90%
Portfolio turnover rate                                            60%**         67%      59%         57%         57%         90%
Net assets, end of period (in thousands)                  $ 1,603,496    $1,585,294  $23,907     $15,957     $13,890     $13,866
Ratios with no waiver of fees and assumption of
   expenses by the Adviser and no reduction for fees
   paid indirectly:
   Total expenses                                                0.94%**       0.99%    1.59%       1.55%       1.53%       1.62%
   Net investment income                                         1.44%**       0.70%    0.42%       0.29%       0.28%       0.53%
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

**  Annualized.

(a) The Fund acquired the assets and liabilities of Pioneer Research Fund (the "predecessor fund") on June 7, 2013 (the "reorganization"). As a result of the reorganization, the predecessor fund's performance and financial history became the performance and financial history of the Fund. Historical per-share amounts prior to June 7, 2013 have been adjusted to reflect the conversion ratio used to align the net asset values of the Predecessor Fund with those of the Fund.

The accompanying notes are an integral part of these financial statements.

28 Pioneer Core Equity Fund | Semiannual Report | 6/30/14

------------------------------------------------------------------------------------------------------------------------------------
                                                            Six Months
                                                            Ended        Year        Year        Year        Year        Year
                                                            6/30/14      Ended       Ended       Ended       Ended       Ended
                                                            (unaudited)  12/31/13(d) 12/31/12(d) 12/31/11(d) 12/31/10(d) 12/31/09(d)
------------------------------------------------------------------------------------------------------------------------------------
Class B
Net asset value, beginning of period                        $ 14.32      $ 11.04     $  9.73     $  9.72     $  8.49     $ 6.64
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                             $  0.02      $ (0.04)(b) $ (0.03)(b) $ (0.04)    $ (0.03)    $ 0.00(a)
   Net realized and unrealized gain on investments             0.69         3.32        1.34        0.05        1.26       1.86
------------------------------------------------------------------------------------------------------------------------------------
Net increase from investment operations                     $  0.71      $  3.28     $  1.31     $  0.01     $  1.23     $ 1.86
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                    $    --      $    --(c)  $    --(c)  $    --(c)  $    --(c)  $ (0.01)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net asset value                             $  0.71      $  3.28     $  1.31     $  0.01     $  1.23     $ 1.85
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                              $ 15.03      $ 14.32     $ 11.04     $  9.73     $  9.72     $ 8.49
====================================================================================================================================
Total return*                                                  4.96%       29.73%      13.42%       0.11%      14.49%     27.98%
Ratio of net expenses to average net assets                    2.15%**      2.15%       2.15%       2.15%       2.15%      2.15%
Ratio of net investment income (loss) to average net assets    0.28%**     (0.42)%     (0.22)%     (0.36)%     (0.36)%     0.03%
Portfolio turnover rate                                          60%**        67%         59%         57%         57%        90%
Net assets, end of period (in thousands)                    $ 2,509      $ 2,999     $ 1,171     $ 2,097     $ 3,434     $4,453
Ratios with no waiver of fees and assumption of
   expenses by the Adviser and no reduction for fees
   paid indirectly:
   Total expenses                                              2.55%**      2.51%       2.58%       2.52%       2.47%      2.54%
   Net investment loss                                        (0.12)%**    (0.78)%     (0.65)%     (0.73)%     (0.68)%    (0.36)%
====================================================================================================================================

(a) Amounts round to less than $0.01 per share.

(b) The amount shown for a share outstanding does not correspond with the net investment gain on the Statement of Operations for the period due to timing of the sales and repurchases of shares.

(c) Dividends and or capital gain distributions may continue to be reinvested in Class B shares, and shareholders may exchange their Class B shares for Class shares of other Pioneer Funds, as permitted by existing exchange privileges.

(d) The Fund acquired the assets and liabilities of Pioneer Research Fund
    (the "predecessor fund") on June 7, 2013 (the "reorganization"). As a result of the reorganization, the predecessor fund's performance and financial history became the performance and financial history of the Fund. Historical per-share amounts prior to June 7, 2013 have been adjusted to reflect the conversion ratio used to align the net asset values of the Predecessor Fund with those of the Fund.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

**  Annualized.

The accompanying notes are an integral part of these financial statements.

                       Pioneer Core Equity Fund | Semiannual Report | 6/30/14 29

------------------------------------------------------------------------------------------------------------------------------------
                                                            Six Months
                                                            Ended       Year         Year        Year        Year        Year
                                                            6/30/14     Ended        Ended       Ended       Ended       Ended
                                                            (unaudited) 12/31/13(c)  12/31/12(c) 12/31/11(c) 12/31/10(c) 12/31/09(c)
------------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                        $  14.19    $  10.93     $  9.65     $   9.64    $   8.42    $  6.61
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                             $   0.04    $  (0.02)(b) $ (0.01)(b) $  (0.03)   $  (0.03)   $  0.00(a)
   Net realized and unrealized gain on investments              0.69        3.28        1.30         0.04        1.25       1.84
------------------------------------------------------------------------------------------------------------------------------------
Net increase from investment operations                     $   0.73    $   3.26     $  1.29     $   0.01    $   1.22    $  1.84
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                    $     --    $     --     $ (0.01)    $     --    $     --    $ (0.03)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net asset value                             $   0.73    $   3.26     $  1.28     $   0.01    $   1.22    $  1.81
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                              $  14.92    $  14.19     $ 10.93     $   9.65    $   9.64    $  8.42
====================================================================================================================================
Total return*                                                   5.14%      29.81%      13.37%        0.11%      14.52%     27.93%
Ratio of net expenses to average net assets                     1.80%**     1.92%       2.15%        2.15%       2.15%      2.15%
Ratio of net investment income (loss) to average net assets     0.57%**    (0.17)%     (0.14)%      (0.32)%     (0.33)%     0.01%
Portfolio turnover rate                                           60%**       67%         59%          57%         57%        90%
Net assets, end of period (in thousands)                    $ 11,301    $ 11,112     $ 3,695     $  1,829    $  1,630    $ 1,422
Ratios with no waiver of fees and assumption of
   expenses by the Adviser and no reduction for fees
   paid indirectly:
   Total expenses                                               1.80%**     1.92%       2.31%        2.35%       2.38%      2.50%
   Net investment income (loss)                                 0.57%**    (0.17)%     (0.30)%      (0.52)%     (0.56)%    (0.34)%
====================================================================================================================================

(a) Amounts round to less than $0.01 per share.

(b) The amount shown for a share outstanding does not correspond with the net investment gain on the Statement of Operations for the period due to timing of the sales and repurchases of shares.

(c) The Fund acquired the assets and liabilities of Pioneer Research Fund (the "predecessor fund") on June 7, 2013 (the "reorganization"). As a result of the reorganization, the predecessor fund's performance and financial history became the performance and financial history of the Fund. Historical per-share amounts prior to June 7, 2013 have been adjusted to reflect the conversion ratio used to align the net asset values of the Predecessor Fund with those of the Fund.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

**  Annualized.

The accompanying notes are an integral part of these financial statements.

30 Pioneer Core Equity Fund | Semiannual Report | 6/30/14

------------------------------------------------------------------------------------------------------------------------------------
                                                            Six Months
                                                            Ended        Year        Year        Year        Year        Year
                                                            6/30/14      Ended       Ended       Ended       Ended       Ended
                                                            (unaudited)  12/31/13(a) 12/31/12(a) 12/31/11(a) 12/31/10(a) 12/31/09(a)
------------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                        $  15.85     $ 12.17     $ 10.69     $ 10.66     $  9.27     $  7.25
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                                    $   0.17     $  0.14     $  0.11     $  0.10     $  0.09     $  0.13
   Net realized and unrealized gain on investments              0.73        3.68        1.47        0.03        1.39        2.01
------------------------------------------------------------------------------------------------------------------------------------
Net increase from investment operations                     $   0.90     $  3.82     $  1.58     $  0.13     $  1.48     $  2.14
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                    $     --     $ (0.14)    $ (0.10)    $ (0.10)    $ (0.09)    $ (0.12)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net asset value                             $   0.90     $  3.68     $  1.48     $  0.03     $  1.39     $  2.02
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                              $  16.75     $ 15.85     $ 12.17     $ 10.69     $ 10.66     $  9.27
====================================================================================================================================
Total return*                                                   5.68%      31.49%      14.81%       1.20%      15.89%      29.46%
Ratio of net expenses to average net assets                     0.62%**     0.75%       1.02%       0.97%       0.96%       0.97%
Ratio of net investment income to average net assets            1.81%**     1.01%       0.97%       0.81%       0.86%       1.22%
Portfolio turnover rate                                           60%**       67%         59%         57%         57%         90%
Net assets, end of period (in thousands)                    $ 50,812     $59,812     $33,875     $30,811     $47,810     $44,744
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses                                               0.62%**     0.75%       1.02%       0.97%       0.96%       0.97%
   Net investment income                                        1.81%**     1.01%       0.97%       0.81%       0.86%       1.22%
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**  Annualized.

(a) The Fund acquired the assets and liabilities of Pioneer Research Fund (the "predecessor fund") on June 7, 2013 (the "reorganization"). As a result of the reorganization, the predecessor fund's performance and financial history became the performance and financial history of the Fund. Historical per-share amounts prior to June 7, 2013 have been adjusted to reflect the conversion ratio used to align the net asset values of the Predecessor Fund with those of the Fund.

The accompanying notes are an integral part of these financial statements.

                       Pioneer Core Equity Fund | Semiannual Report | 6/30/14 31

Notes to Financial Statements | 6/30/14 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Core Equity Fund (the Fund) is a diversified series of Pioneer Series Trust XI, a Delaware statutory trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund acquired the assets and liabilities of Pioneer Research Fund on June 7, 2013. Pioneer Research Fund was the accounting survivor of the reorganization. Accordingly, Pioneer Research Fund's performance and financial history became the performance and financial history of the Fund. The financial highlights and shareholder activity, as reflected in the statement of changes in net assets, have been adjusted to reflect the conversion ratios used for the reorganization of the Fund with Pioneer Research Fund. Prior to the reorganization, the Fund was named Pioneer Value Fund. The investment objective of the Fund is to seek long-term capital growth.

The Fund offers four classes of shares designated as Class A, Class B, Class C and Class Y shares. Effective as of the close of business on December 31, 2009, Class B shares are no longer offered to new or existing shareholders, except that dividends and/or capital gain distributions may continue to be reinvested in Class B shares, and shareholders may exchange their Class B shares for Class B shares of other Pioneer funds, as permitted by existing exchange privileges. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares. Class B shares convert to Class A shares approximately eight years after the date of purchase.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets

32 Pioneer Core Equity Fund | Semiannual Report | 6/30/14 and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.  Security Valuation

    Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
    (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued at the mean between the last bid and asked prices. Short-term fixed-income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Shares of money market mutual funds are valued at such funds' net asset value.

    Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times.

    Securities for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc.
    (PIM), the Fund's investment adviser, pursuant to procedures adopted by the Fund's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

    Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material.

                       Pioneer Core Equity Fund | Semiannual Report | 6/30/14 33

    At June 30, 2014, there were no securities that were valued using fair value methods (other than securities that were valued using prices supplied by independent pricing services or broker-dealers).

    Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.  Foreign Currency Translation

    The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

    Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

C.  Forward Foreign Currency Contracts

    The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. The Fund had no outstanding forward foreign currency contracts as of June 30, 2014.

34 Pioneer Core Equity Fund | Semiannual Report | 6/30/14

D.  Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of December 31, 2013, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by Federal and State tax authorities.

    The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

    The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended December 31, 2013 was as follows:

    ----------------------------------------------------------------------------
                                                                            2013
    ----------------------------------------------------------------------------
    Distributions paid from:
    Ordinary income                                               $    5,884,426
    ----------------------------------------------------------------------------
       Total                                                      $    5,884,426
    ============================================================================

    The following shows components of distributable earnings on a federal income tax basis at December 31, 2013:

    ----------------------------------------------------------------------------
                                                                           2013
    ----------------------------------------------------------------------------
    Distributable earnings:
    Undistributed ordinary income                                 $     155,055
    Capital loss carryforward                                      (383,251,299)
    Net unrealized appreciation                                     296,329,674
    ----------------------------------------------------------------------------
      Total                                                       $ (86,766,570)
    ============================================================================

    The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales, tax basis adjustments on Real Estate Investment Trust (REIT) holdings, partnerships and other holdings.

                       Pioneer Core Equity Fund | Semiannual Report | 6/30/14 35

E.  Fund Shares

    The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $32,746 in underwriting commissions on the sale of Class A shares during the six months ended June 30, 2014.

F.  Class Allocations

    Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

    Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

    Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class B, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.

G.  Risks

    At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

H.  Repurchase Agreements

    With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

36 Pioneer Core Equity Fund | Semiannual Report | 6/30/14

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.50% of the Fund's average daily net assets. Prior to June 7, 2013, the Fund paid a basic management fee that was calculated at the annual rate of 0.60% of the Fund's average daily net assets up to $5 billion, 0.575% of the next $5 billion and 0.55% on the excess over $10 billion. The basic fee increased or decreased by a maximum of 0.10%, based on the investment performance of the Fund's Class A shares as compared to the Russell 1000 Value Index. The performance comparison was made for a rolling 36-month period. Prior to June 7, 2013, the Pioneer Research Fund (the accounting survivor of the reorganization) paid a management fee that was calculated daily at the annual rate of 0.65% of such fund's average daily net assets up to $1 billion, 0.60% of the next $4 billion and 0.55% on assets over $5 billion. For the six months ended June 30, 2014, the net management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.50% of the Fund's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses of the Fund to the extent required to reduce Fund expenses to 1.25%, 2.15% and 2.15% of the average daily net assets attributable to Class A, Class B and Class C shares, respectively. Class Y shares do not have an expense limitation. Fees waived and expenses reimbursed during the six months ended June 30, 2014 are reflected on the Statement of Operations. These expense limitations are in effect through May 1, 2015. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $107,437 in management fees, administrative costs and certain other reimbursements payable to PIM at June 30, 2014.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts.

                       Pioneer Core Equity Fund | Semiannual Report | 6/30/14 37

For the six months ended June 30, 2014, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                                 $475,315
Class B                                                                    3,615
Class C                                                                    5,526
Class Y                                                                   17,591
--------------------------------------------------------------------------------
  Total                                                                 $502,047
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $218,159 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at June 30, 2014.

4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class B and Class C shares. The fee for Class B and Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $45,395 in distribution fees payable to PFD at June 30, 2014.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSC are paid to PFD. For the six months ended June 30, 2014, CDSC in the amount of $959 were paid to PFD.

38 Pioneer Core Equity Fund | Semiannual Report | 6/30/14

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the six months ended June 30, 2014, the Fund's expenses were not reduced under such arrangements.

6. Reorganization Information

On June 7, 2013 ("Closing Date"), Pioneer Research Fund (the "predecessor fund") was reorganized with the Fund. The purpose of this transaction was to combine two funds (managed by PIM) with similar investment objectives and strategies.

This tax-free reorganization was accomplished by exchanging the assets and liabilities of the predecessor fund for shares of the Fund. Shareowners holding Class A, Class B, Class C and Class Y of the predecessor fund received Class A, Class B, Class C and Class Y shares of the Fund, respectively, in the reorganization. The investment portfolio of the predecessor fund, with an aggregate value of $69,338,811 and an identified cost of $51,739,180 at June 7, 2013, was the principal asset acquired by the Fund.

For financial reporting purposes, assets received and shares issued by the Fund were recorded at net asset value, however, the cost basis of the investments received from the predecessor fund was carried forward to align ongoing reporting of the Fund's realized and unrealized gains and losses with amounts distributable to shareowners for tax reporting purposes.

The Fund was the legal survivor of the reorganization. The predecessor fund was the accounting survivor of the reorganization. Accordingly, the predecessor fund's performance and financial history became the performance and financial history of the Fund. Prior to the reorganization, the Fund was named Pioneer Value Fund.

                       Pioneer Core Equity Fund | Semiannual Report | 6/30/14 39

The following charts shows the details of the reorganization as of the Closing
Date:

-----------------------------------------------------------------------------------------------------
                                                        Pioneer                 Pioneer Core
                            Pioneer Value Fund          Research Fund           Equity Fund
                            (Pre-Reorganization)        (Pre-Reorganization)    (Post-Reorganization)
-----------------------------------------------------------------------------------------------------
Net Assets
Class A                     $ 1,440,920,816             $ 28,058,361            $ 1,468,979,177
Class B                           2,266,334                  864,098                  3,130,432
Class C                           4,870,847                4,859,909                  9,730,756
Class Y                           8,852,521               35,435,343                 44,287,864
-----------------------------------------------------------------------------------------------------
Total Net Assets            $ 1,456,910,518             $ 69,217,711            $ 1,526,128,229
-----------------------------------------------------------------------------------------------------
Shares Outstanding
Class A                         104,128,727                2,027,338*               106,156,065
Class B                             179,044                   68,254*                   247,298
Class C                             388,889                  387,861*                   776,750
Class Y                             634,124                2,538,345*                 3,172,469
-----------------------------------------------------------------------------------------------------
                            Pre-conversion              Conversion              Post-conversion
                            shares                      Ratio*                  shares
-----------------------------------------------------------------------------------------------------
Class A                           2,270,553                   0.8929                  2,027,338
Class B                              74,320                   0.9184                     68,254
Class C                             415,977                   0.9324                    387,861
Class Y                           2,841,872                   0.8932                  2,538,345


* Share amounts have been adjusted to reflect the conversion ratios utilized to align the net asset values of the Predecessor Fund with those of the Fund.

-----------------------------------------------------------------------------------------------------
                                                                                Shares issued
                                                        Exchange Ratio          in reorganization**
-----------------------------------------------------------------------------------------------------
Class A                                                        1.000                104,128,727
Class B                                                        1.000                    179,044
Class C                                                        1.000                    388,889
Class Y                                                        1.000                    634,124

** Reflects shares issued by the predecessor fund, the accounting survivor, as shown on the Statement of Changes.

-----------------------------------------------------------------------------------------------------
                                                        Unrealized              Accumulated
                                                        Appreciation            Gain (Loss) on
                                                        on Closing Date         Closing Date
-----------------------------------------------------------------------------------------------------
Fund                                                    $331,284,140              $(610,173,465)
Predecessor Fund                                          17,599,630                (24,643,957)

40 Pioneer Core Equity Fund | Semiannual Report | 6/30/14

Assuming the Reorganization had been completed on January 1, 2013, the beginning of the Fund's current fiscal period, the pro forma results of operations for the fiscal year ended December 31, 2013, are as follows:

Net Investment income (loss)                                        $ 21,022,659
Net realized and unrealized gains                                    397,205,093
--------------------------------------------------------------------------------
Change in net assets resulting from operations                      $418,227,752
--------------------------------------------------------------------------------

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practical to separate the amounts of revenue and earnings of the Fund that have been included in the Statements of Operations since the Reorganization was consummated.

7. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in effect until February 12, 2014 was in the amount of $215 million. As of February 12, 2014, the facility is in the amount of $240 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (LIBOR) plus 0.90% (0.85% as of February 12, 2014) on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date and (c) 2% plus the overnight Eurodollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the six months ended June 30, 2014, the Fund had no borrowings under a credit facility.

                       Pioneer Core Equity Fund | Semiannual Report | 6/30/14 41

8. Change in Independent Registered Public Accounting Firm

The Board of Trustees of the Fund, with the approval and recommendation of the Audit Committee, appointed Deloitte & Touche LLP to serve as the Fund's independent registered public accounting firm for the fiscal year ending December 31, 2014. Deloitte & Touche LLP replaces Ernst & Young LLP, which resigned as the Fund's independent registered public accounting firm, effective upon completion of the audit of the Fund's financial statements for the fiscal year ended December 31, 2013.

During the periods that Ernst & Young LLP served as the Fund's independent registered public accounting firm, including the Fund's two most recent fiscal years, Ernst & Young LLP's reports on the financial statements of the Fund have not contained an adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles. Further, there have been no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Ernst & Young LLP would have caused Ernst & Young LLP to make reference to the subject matter of the disagreement in connection with its report on the financial statements. In addition, there have been no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

9. Subsequent Event

Upcoming Conversion of Class B shares

As of the close of business on November 10, 2014 (The "Conversion Date"), all outstanding Class B shares of the Pioneer Funds will be converted to Class A shares. Shareholders may continue to hold their Class B shares until the Conversion Date. Prior to the Conversion Date, redemptions of Class B shares are subject to any applicable contingent deferred sales charges(CDSCs). Class A shares acquired through the conversion will not be subject to CDSCs, nor will any sales charges be assessed in connection with the conversion. After the Conversion Date, subsequent purchases of Class A shares will be subject to sales charges as described in the Fund's prospectus.

42 Pioneer Core Equity Fund | Semiannual Report | 6/30/14

Trustees, Officers and Service Providers

Trustees                               Officers
Thomas J. Perna, Chairman              Daniel K. Kingsbury, President*
David R. Bock                          Mark D. Goodwin, Executive
Benjamin M. Friedman                      Vice President
Margaret B.W. Graham                   Mark E. Bradley, Treasurer**
Daniel K. Kingsbury*                   Christopher J. Kelley, Secretary
Marguerite A. Piret
Kenneth J. Taubes
Stephen K. West***

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

*   Chief Executive Officer of the Fund. Resigned effective August 8, 2014.

**  Chief Financial and Accounting Officer of the Fund.

*** Retired effective July 15, 2014.

                       Pioneer Core Equity Fund | Semiannual Report | 6/30/14 43

                           This page for your notes.

44 Pioneer Core Equity Fund | Semiannual Report | 6/30/14

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2014 Pioneer Investments 19408-08-0814

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Not applicable.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Not applicable.


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Not applicable.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Not applicable.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Not applicable.


(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Not applicable.

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

Not applicable.

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Series Trust XI


By (Signature and Title)* /s/ Mark Goodwin
Mark Goodwin, Executive Vice President

Date August 28, 2014


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Mark Goodwin
Mark Goodwin, Executive Vice President

Date August 28, 2014


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer & Chief Accounting & Financial Officer

Date August 28, 2014

* Print the name and title of each signing officer under his or her signature.